U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                  May 10, 2001


                     Potash Corporation of Saskatchewan Inc.
             (Exact name of registrant as specified in its charter)


         Saskatchewan                  1-1035                    N/A
 (State or other jurisdiciton        (Commission            (IRS employer
       of incorporation)             file number)         Identification no.)

                             122 - 1st Avenue South
                     Saskatoon, Saskatchewan, Canada S7K 7G3
                                  306-933-8500
 (Address and telephone number of the registrant's principal executive offices)


                                       N/A
          (Former name or former address, if changed since last report)

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                     Potash Corporation of Saskatchewan Inc.
                           Current Report on Form 8-K

Item 5. Other Events.

         On May 10, 2001, the registrant commenced a proposed offering of $500,000,000 of notes pursuant to a shelf registration statement on Form S-3 (File No. 333-27685) and a related preliminary prospectus supplement. Filed herewith are certain exhibits with respect to such registration statement.

Item 7.  Exhibits.

Exhibit Number           Description of Document
--------------           -----------------------

8                        Opinion of Davies Ward Phillips & Vineberg LLP as to
                         Canadian tax matters.

12                       Computation of ratio of earnings to fixed charges.

23(a)                    Consent of Robertson Stromberg.

23(b)                    Consent of Davies Ward Phillips & Vineberg LLP.

23(c)                    Consent of Andersen LLP.

23(d)                    Consent of Cleary, Gottlieb, Steen & Hamilton.

23(e)                    Consent of Deloitte & Touche LLP.

         SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Potash Corporation of Saskatchewan Inc.


                                  By: /s/ John L.M. Hampton
                                      ---------------------------------------
                                      John L.M. Hampton
                                      Senior Vice President, General Counsel
                                      and Secretary
                                      Potash Corporation of Saskatchewan Inc.


Date: May 10, 2001

                                INDEX TO EXHIBITS


Exhibit Number           Description of Document
--------------           -----------------------

8                        Opinion of Davies Ward Phillips & Vineberg LLP as to
                         Canadian tax matters.

12                       Computation of ratio of earnings to fixed charges.

23(a)                    Consent of Robertson Stromberg.

23(b)                    Consent of Davies Ward Phillips & Vineberg LLP.

23(c)                    Consent of Andersen LLP.

23(d)                    Consent of Cleary, Gottlieb, Steen & Hamilton.

23(e)                    Consent of Deloitte & Touche LLP.